UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2024

ZEO SCIENTIFIX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55008	47-4180540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3321 College Avenue, Suite 246 Davie, Florida	33314
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 963-7881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report on Form 8-K (this “Report”) and unless otherwise indicated, the terms “the Company,” “ZEO,” “we,” “us” and “our” refer to Zeo ScientifiX, Inc.

Item 8.01	Other Events.

ZEO is hereby providing its stockholders and the investment community with an update on its business strategy and plans.

ZEO, a South Florida-based clinical-stage biopharmaceutical company, believes it is now poised to play a bigger role in the therapeutics market thanks to its rapidly-advancing research. ZEO recently completed successful Phase 1 clinical trials involving its flagship proprietary product, Zofin™. Now, the Company is actively seeking to launch Phase 2 trials for Zofin™ for several indications along with other products in the Company’s pipeline. ZEO’s goal is to obtain FDA approval for the use of its products for the treatment of various diseases and chronic conditions.

Ian Bothwell, Interim Chief Executive Officer at ZEO, stated “I am proud of our recent accomplishments and the fact that we are now actively working toward the commencement of Phase 2 clinical trials. This is a significant milestone that has invigorated our team and brought increased focus to achieving our Company’s meaningful goals. We have eminently qualified researchers, an extremely experienced management team, and a state-of-the-art cGMP compliant laboratory located at Nova Southeastern University, which is considered one of the top research collaboration complexes in the country. We believe that we are uniquely positioned to become an industry leader in developing biologic therapeutics in this growing and expanding market.” According to Precedence Research, the regenerative medicine space is expected to grow to a nearly $175 billion market by 2032, with a projected growth rate of 22.8% annually.

ZEO’s research and development (R&D) product pipeline underscores the Company’s commitment to innovation and its mission to advance the use of biologic therapies to address the unmet needs of patients facing acute and chronic conditions in multiple areas.

The Company’s proprietary product, Zofin™, is derived from perinatal sources and manufactured to retain naturally occurring extracellular vesicles, proteins, and cell secreted nanoparticles. Its Patient Pure X™ (“PPX™”) product is an autologous biologic containing a nanoparticle fraction that is precipitated from a patient’s own peripheral blood.

In addition to its clinical trials research program to treat various diseases and chronic conditions, ZEO is seeking to develop new formulations for topical aesthetic and anti-aging applications. The Company has partnered with Exotropin, LLC (“Exotropin”) to develop various products and technologies for these applications. Exotropin is a private company that has proprietary technology involving the use of topical exosomes and a diversified portfolio of skin and hair care products. ZEO also owns a minority interest in Exotropin.

During February of this year, the Company changed its name from Organicell Regenerative Medicine to ZEO ScientifiX, to better reflect the Company’s mission and commitment to scientific research and the development of new biologic therapies.

Dr. George Shapiro, Chief Medical Officer at ZEO, stated “We believe that ZEO is on the cusp of major advancements in both regenerative and aesthetic products. Our unique approach and robust research and development pipeline position us for future substantial market impact, benefiting patients and providers alike.”

To learn more, please visit https://zeoscientifix.com/

Forward-Looking Statements

Certain statements contained in this Report, including those regarding the Company’s readiness to play a bigger role in the therapeutics market based on its rapidly advancing research and the Company’s unique position of becoming an industry leader in developing biologic therapeutics should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. These forward- looking statements are often identified by the use of forward-looking terminology such as “will,” “believes,” “expects,” “potential,” or similar expressions, involving known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. No assurances can be given that the Company will be successful in its research initiatives. In addition, no assurances can be given that our research initiatives will increase the price of our common stock to a level that is attractive to brokerage houses and institutional investors. We remind you that actual results could vary dramatically as a result of known and unknown risks and uncertainties, including but not limited to: potential issues related to our financial condition, competition, the ability to retain key personnel, product safety, efficacy and acceptance, the commercial success of any new products or technologies, success of clinical programs, ability to retain key customers, our inability to expand sales and distribution channels, legislation or regulations affecting our operations including product pricing, reimbursement or access, the ability to protect our patents and other intellectual property both domestically and internationally, and other known and unknown risks and uncertainties, including the risk factors discussed in the Company’s periodic reports that are filed with the SEC and available on the SEC’s website (http://www.sec.gov). You are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Specific information included in this Report may change over time and may or may not be accurate after the date of the release. ZEO has no intention and specifically disclaims any duty to update the information in this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2024	ZEO SCIENTIFIX, INC.

	By:	/s/ Ian T. Bothwell
Ian T. Bothwell, Interim Chief Executive Officer and Chief Financial Officer

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